SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 15, 2006
                                                         -----------------


                         CARMAX AUTO OWNER TRUST 2005-2


             (Exact name of registrant as specified in its charter)


Delaware                        333-127189-01                 26-6026407
-------------                   -------------                 ----------
(State or other                  (Commission                 (IRS Employer
jurisdiction                       File No.)               Identification No.)
of incorporation)


c/o CarMax Business Services, LLC (as Servicer)
12800 Tuckahoe Creek Parkway, Richmond, Virginia                23238
-----------------------------------                             -----
(Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code: 804-935-4512

Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.
                    -------------

                    On February 15, 2006, the servicer for the CarMax Owner Trust 2005-2 delivered to the indenture trustee (for the indenture trustee to forward to each Noteholder of record as of the most recent record date) and to the owner trusee (for the owner trustee to forward to each Certificateholder of record as of the most recent record date) the Statement to Noteholders and Certificateholders for the collection period ended January 31, 2006.


Item 9.01           Financial Statements and Exhibits.
                    ----------------------------------

                    (c) Exhibits.

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 99:

99.1                CarMax Auto Owner Trust 2005-2  Statement to Noteholders and
                    Certificateholders   for   the  collection    period   ended
                    January 31, 2006.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARMAX AUTO OWNER TRUST 2005-2


                                      By:      CARMAX BUSINESS
                                               SERVICES, LLC,
                                               as Servicer




                                      By:      /s/ Keith Browning
                                               ---------------------------
                                               Keith Browning
                                               Executive Vice President
                                               and Chief Financial Officer






Date:  February 15, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         CARMAX AUTO OWNER TRUST 2005-2
                         ------------------------------

                                INDEX TO EXHIBITS




Exhibit
Number                              Exhibit
------                              -------


 99.1 CarMax Auto Owner Trust 2005-2 Statement to Noteholders and Certificateholders for the collection period ended January 31, 2006.